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LORAL SPACE & COMMUNICATIONS
AS OF DECEMBER 31,2000, ACTIVE SUBSIDIARIES,ALL 100% OWNED DIRECTLY OR INDIRECTLY (EXCEPT AS NOTED BELOW) CONSIST OF THE FOLLOWING:

                                                                      EXHIBIT 21


LORAL SPACE & COMMUNICATIONS CORPORATION                    DELAWARE
  LORAL GENERAL PARTNER, INC.                               DELAWARE
    GOVERNMENT SERVICES, L.L.C.                             DELAWARE
  LORAL HOLDINGS, INC.                                      DELAWARE
  LORAL SATELLITE, INC.                                     DELAWARE
  LORAL SPACECOM DBS HOLDINGS, INC.                         DELAWARE
    LORAL SPACECOM DBS, INC.                                DELAWARE
      CONTINENTAL SATELLITE CORPORATION (1)                 CALIFORNIA
  LORAL CYBERSTAR, INC.                                     DELAWARE
    LORAL CYBERSTAR GLOBAL SERVICES, INC.                   DELAWARE
      LORAL CYBERSTAR INTERNATIONAL, INC.                   DELAWARE
        TEL-LINK COMMUNICATIONS PRIVATE LIMITED             INDIA
    LORAL CYBERSTAR GMBH (2)                                GERMANY
    LORAL CYBERSTAR JAPAN, INC.                             DELAWARE
    ONS MAURITIUS                                           MAURITIUS
    LORAL CYBERSTAR SERVICES, INC.                          DELAWARE
    ORIONNET, INC.                                          DELAWARE
       ORION FINANCIAL PARTNERSHIP (3)                      DELAWARE
    LORAL CYBERSTAR HOLDINGS L.L.C.                         DELAWARE
    LORAL ASIA PACIFIC SATELLITE (HK) LIMITED               HONG KONG
    LORAL CYBERSTAR AMERICAS DO BRASIL LTDA                 BRAZIL
      LORAL CYBERSTAR DO BRASIL LTDA                        BRAZIL
    LORAL CYBERSTAR DE ARGINTINA SRL                        ARGINTINA
  LORAL SPACECOM CORPORATION                                DELAWARE
    LORAL COMMUNICATIONS SERVICES, INC.                     DELAWARE
    LORAL SKYNET INTERNATIONAL, INC.                        DELAWARE
    LORAL GROUND SERVICES, LLC                              DELAWARE
      LORAL DEL  EQUADOR CIA LTDA                           EQUADOR
    SPACE SYSTEMS/LORAL, INC.                               DELAWARE
      INTERNATIONAL SPACE TECHNOLOGY, INC. (4)              DELAWARE
        COSMOTECH (4)                                       RUSSIAN FEDERATION
       SS/L EXPORT CORPORATION                              U.S. VIRGIN ISLANDS
LGP (BERMUDA) LTD.                                          BERMUDA
LORAL CYBERSTAR LTD.                                        BERMUDA
  LORAL BROADBAND HOLDINGS, L.P.                            DELAWARE
    LORAL CYBERSTAR L.L.C.                                  DELAWARE
      CYBERSTAR, L.P. (5)                                   DELAWARE
        CYBERSTAR LICENSEE, L.L.C. (5)                      DELAWARE
        CYBERSTAR INTERNATIONAL, L.L.C. (5)                 DELAWARE
        CYBERSTAR SERVICES, L.L.C. (5)                      DELAWARE
        GLOBAL ACCESS TELECOMMUNICATIONS SERVICES LTD (5)   UNITED KINGDOM
        CYBERSTAR, L.L.C. (5)                               DELAWARE
LORAL/DASA GLOBALSTAR, L.P. (6)                             DELAWARE
  LORAL/DASA DO BRASIL HOLDINGS LTDA(6)                     BRAZIL
    GLOBALSTAR DO BRASIL, S.A.(6)                           BRAZIL
LORAL GLOBAL SERVICES N.V.                                  NETHERLANDS ANTILLES
  LORAL GLOBAL SERVICES B.V.                                NETHERLANDS
LORAL HOLDINGS LTD.                                         BERMUDA
  LORAL SPACE DO BRASIL LTDA.                               BRAZIL
    LORAL SKYNET DO BRASIL LTDA.                            BRAZIL
LORAL LICENSING LTD.                                        BERMUDA
LORAL SATMEX LTD.                                           BERMUDA
LORAL SATELLITE LTD                                         BERMUDA
LORAL SPACE LICENSING LTD                                   CYPRUS

TABLE

(1)  ONLY 86% OWNED DIRECTLY OR INDIRECTLY
(2)  ONLY 99.5% OWNED DIRECTLY OR INDIRECTLY
(3)  ONLY 50% OWNED DIRECTLY OR INDIRECTLY
(4)  ONLY 42.9% OWNED DIRECTLY OR INDIRECTLY
(5)  ONLY 82.4% OWNED DIRECTLY OR INDIRECTLY
(6)  ONLY 73.4% OWNED DIRECTLY OR INDIRECTLY